UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2018

ADTALEM GLOBAL EDUCATION INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13988	36-3150143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 West Monroe Chicago, Illinois	60661
(Address of principal executive offices)	(Zip Code)

(630) 515-7700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CPR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ⃞

Item 2.02      Results of Operations and Financial Condition.

On August 16, 2018, Adtalem Global Education Inc. (“Adtalem”) issued a press release announcing its fourth quarter and full year fiscal 2018 operating and enrollment results.  The press release is attached hereto as Exhibit 99.1 to this Form 8-K.

Adtalem is making reference to non-GAAP financial information in the press release. A reconciliation of GAAP to non-GAAP results is contained in the press release.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of Adtalem under the Securities Act of 1933 or the Exchange Act.

Forward Looking Statements

Certain statements contained in the press release concerning Adtalem’s expected future performance, including those that affect Adtalem’s expectations or plans, constitute "forward-looking statements" within the meaning of the Safe Harbor Provision of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by phrases such as Adtalem or its management "believes," "expects," "anticipates," "foresees," "forecasts," "estimates", "plans", "intends", "estimates", "potential", "continue", "may", "will", "should", "could" or other words or phrases of similar import which predict or indicate future events or trends or that are not statements of historical matters.

Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause Adtalem’s actual results to differ materially from those projected or implied by these forward-looking statements.  Additional information regarding factors that could cause results to differ can be found in Adtalem’s Annual Report on Form 10-K for the fiscal year ended June 30, 2017, and its most recent Form 10-Q for the quarter ended March 31, 2018.

These forward-looking statements are based on information as of August 16, 2018, and Adtalem assumes no obligation to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

Item 9.01      Financial Statements and Exhibits

99.1                Press Release dated August 16, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADTALEM GLOBAL EDUCATION INC.
(Registrant)

Date:	August 16, 2018	By:	/s/ Kathleen A. Carroll
Kathleen A. Carroll
Vice President, Controller

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated August 16, 2018